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                                                                    Exhibit 3.4

                           KANBAY INTERNATIONAL, INC.

                                     BY-LAWS

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                           KANBAY INTERNATIONAL, INC.

                                     BY-LAWS


                                    ARTICLE I

                                     OFFICES

     SECTION 1. REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be located at 1013 Centre Road, in the City of Wilmington, County of New Castle 19805. The name of the Corporation's registered agent at such address is The Corporation Service Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.

     SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require; provided that the principal office shall not be located in the United Kingdom of Great Britain or Northern Ireland.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE AND TIME OF MEETINGS. An annual meeting of the stockholders shall be held each year on the 3rd Monday in June, unless such day should fall on a legal holiday, in which event the meeting shall be held at the same hour on the next succeeding business day that is not a legal holiday, for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time and place of the annual meeting shall be determined by resolution of the Board of Directors or as set by the Chief Executive Officer or the President of the Corporation. If the Chief Executive Officer or the President does not act, the Board of Directors shall determine the date, time and place of such meeting.

     SECTION 2. SPECIAL MEETINGS. Special meetings of stockholders may be called for any purpose and may be held at such time and place, within or without the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Special meetings of stockholders may be called at any time by the Board of Directors, the Chief Executive Officer, the President of the Corporation, or by stockholders holding not less than one-quarter (1/4) of the votes of the Common Stock then issued and outstanding (assuming the conversion of any issued and outstanding Preferred Stock of the Corporation).

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     SECTION 3.    PLACE OF MEETINGS. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors, the Chief Executive Officer or the President. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the Corporation. Notwithstanding the foregoing, no meeting of the stockholders shall be held in the United Kingdom of Great Britain or Northern Ireland.

     SECTION 4. NOTICE AND WAIVER OF NOTICE. Unless otherwise provided by statute or the Corporation's Certificate of Incorporation, whenever stockholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the Corporation.

     Whenever the giving of any notice is required by statute, the Corporation's Certificate of Incorporation or these by-laws, a waiver thereof, in writing and delivered to the Corporation, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Unless otherwise provided by the Corporation's Certificate of Incorporation, neither the business to be transacted at, or the purpose of, any regular or special meeting need be specified in any written waiver of notice.

     Attendance of a stockholder at a meeting shall constitute a waiver of notice (a) of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and (b) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, except when the stockholder objects at the beginning of the meeting to considering the matter at the meeting.

     SECTION 5. FIXING A RECORD DATE FOR STOCKHOLDER MEETINGS. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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     SECTION 6.    FIXING A RECORD DATE FOR ACTION BY WRITTEN CONSENT. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     SECTION 7. FIXING A RECORD DATE FOR OTHER PURPOSES. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     SECTION 8. STOCKHOLDERS LIST. The officer having charge of the stock ledger of the Corporation shall make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 9. QUORUM. Unless otherwise provided by statute or the Corporation's Certificate of Incorporation, the holders of a majority of the outstanding shares of capital stock entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If a quorum is not present, the

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holders of a majority of the shares present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place. When a specified item of business requires a vote by a class or series (if the Corporation shall then have outstanding shares of more than one class or series) entitled to vote on the matter at hand as a single class, the holders of a majority of the shares of such class or series shall constitute a quorum (as to such class or series) for the transaction of such item of business. When a quorum is once present to commence a meeting of stockholders, it is not broken by the subsequent withdrawal of any stockholders or their proxies.

     SECTION 10. ADJOURNED MEETINGS. Any meeting of the stockholders, annual, regular or special, may be adjourned from time to time to reconvene at the same or some other place. Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 11. VOTE REQUIRED. When a quorum is present, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one upon which by express provisions of an applicable law or of the Corporation's Certificate of Incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question. Voting on any question or in any election need not be by written ballot. Where a separate vote by class is required, the affirmative vote of the majority of shares of such class present in person or represented by proxy at the meeting shall be the act of such class.

     SECTION 12. VOTING RIGHTS. Except as otherwise provided by the General Corporation Law of the State of Delaware or by the Certificate of Incorporation of the Corporation or any amendments thereto and subject to Section 3 of Article VI hereof, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder

     SECTION 13. PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

     Any proxy is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, except that when such proxy is coupled with an interest and the

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fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy. At each meeting of the stockholders, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the Secretary of the Corporation or a person designated by the Secretary, and no shares may be represented or voted under a proxy that has been found to be invalid or irregular.

     SECTION 14. ACTION BY WRITTEN CONSENT. Unless otherwise provided in the Corporation's Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the state of Delaware, or the Corporation's principal place of business, or an officer or agent of the Corporation having custody of the book or books in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. All consents properly delivered in accordance with this section shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation as required by this section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 1. GENERAL POWERS. Unless otherwise provided by statute or the Corporation's Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     SECTION 2. NUMBER, ELECTION AND TERM OF OFFICE. The number of directors which shall constitute the board shall be as permitted in the Corporation's Certificate of Incorporation. Except as may be specified in the Corporation's Certificate of Incorporation, the directors shall be elected by a majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. The directors shall be elected in this manner at the annual meeting of the stockholders, except as provided in Section 4 of this Article

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III. Each director elected shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

     SECTION 3. REMOVAL AND RESIGNATION. Any director or the entire Board of Directors may be removed at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Whenever the holders of any class or series are entitled to elect one or more directors by the provisions of the Corporation's Certificate of Incorporation, the provisions of this section shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of the class or series and not to the vote of the outstanding shares as a whole. Any director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

     SECTION 4. VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as herein provided.

     SECTION 5. ANNUAL MEETINGS. The annual meeting of each newly elected Board of Directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders.

     SECTION 6. OTHER MEETINGS AND NOTICE. Regular meetings, other than the annual meeting, of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board. Special meetings of the Board of Directors may be called by or at the request of the Chief Executive Officer, the President or any Vice President on at least 24 hours notice to each director, either personally, by telephone, by mail, by telegram, by telex, or by facsimile, and shall be deemed to have been given when communicated by telephone, when deposited in the United States mail, when delivered to the telegraph company or transmitted by telex or facsimile, as the case may be.

     SECTION 7. QUORUM, REQUIRED VOTE AND ADJOURNMENT. Two-thirds (2/3) of the directors, including, to the extent any director is elected by the holders of Preferred Stock, one such director elected by such holders of Preferred Stock (an "Investor Director"), of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the event of a tie in any vote of the Board of Directors, the President of the Corporation shall be entitled to determine the outcome of the vote. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

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     SECTION 8.    COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole board, designate a Compensation Committee, an Audit Committee and such other committees as the Board of Directors shall deem appropriate from time to time, each committee to consist of no fewer than two
(2) directors and shall include at least one Investor Director, which to the extent provided in such resolution or these by-laws shall have and may exercise the powers of the Board of Directors in the management and affairs of the Corporation except as otherwise limited by law. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     SECTION 9. COMMITTEE RULES. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. Unless otherwise provided in such resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. In the event that a member and that member's alternate, if alternates are designated by the Board of Directors as provided in Section 8 of this Article III, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     SECTION 10. AUDIT COMMITTEE. In the event the Board of Directors, by resolution, designates an audit committee, the audit committee shall consist of not fewer than two members of the Board of Directors including at least one (1) Investor Director as shall from time to time be appointed by resolution of the Board of Directors. The audit committee shall review and, as it shall deem appropriate, recommend to the board internal accounting and financial controls for the Corporation and accounting principles and auditing practices and procedures to be employed in the preparation and review of financial statements of the Corporation. The audit committee shall make recommendations to the board concerning the engagement of independent public accountants to audit the annual financial statements of the Corporation and the scope of the audit to be undertaken by such accountants.

     SECTION 11. COMPENSATION COMMITTEE. In the event the Board of Directors, by resolution, designates a compensation committee, the compensation committee shall consist of not fewer than two members of the Board of Directors including at least one (1) Investor Director as from time to time shall be appointed by resolution of the Board of Directors. The compensation committee shall review and, as it deems appropriate, recommend to the Chief Executive Officer and the Board of Directors policies, practices and procedures relating to the compensation of managerial employees and the establishment and administration of employee benefit plans. The compensation committee shall have and exercise all authority under any employee stock option plans of the Corporation as the committee therein (unless the Board of Directors by resolution appoints any other committee to exercise such authority), and shall

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otherwise advise and consult with the officers of the Corporation as may be requested regarding managerial personnel policies.

     SECTION 12. COMMUNICATIONS EQUIPMENT. Members of the Board of Directors or any committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this section shall constitute presence in person at such meeting.

     SECTION 13. WAIVER OF NOTICE AND PRESUMPTION OF ASSENT. Any member of the Board of Directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the Secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

     SECTION 14. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Corporation's Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

     SECTION 15. COMPENSATION OF DIRECTORS. Unless otherwise provided by the Corporation's Certificate of Incorporation, the Board of Directors shall not receive any salary for their services, but the Board of Directors shall have the authority to provide for the reimbursement of expenses incurred in connection with meetings of the Board of Directors or a committee thereof; provided, that nothing herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 16. INTERESTED DIRECTORS, OFFICERS; QUORUM. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other Corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or

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transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     SECTION 17. LIMITATION OF LIABILITY. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under SECTION 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this SECTION 17 shall be prospective only and shall not adversely affect any right or protection of, or any limitation on the liability of, a director of the Corporation existing at, or rising out of facts or incidents occurring prior to, the effective date of such repeal or modification.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. NUMBER. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, a President, one or more Vice-Presidents, a Secretary, a Treasurer or such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except that the offices of President and Secretary shall be filled as expeditiously as possible.

     SECTION 2. ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected annually by the Board of Directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as reasonably practicable. The Chief Executive Officer shall appoint other officers to serve for such terms as he or she deems desirable. Vacancies or newly-created offices may be filled at any meeting of the Board of Directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

     SECTION 3. REMOVAL AND RESIGNATION. Any officer or agent elected by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The election of an officer or agent shall not of itself create any contractual rights. Any officer may resign at any time upon written notice to the

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Corporation; such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

     SECTION 4. VACANCIES. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term by the Board of Directors then in office.

     SECTION 5. POWERS AND DUTIES OF OFFICERS. The officers of the Corporation shall have such powers and duties as shall be stated in these by-laws or in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective office or offices, subject to the control of the Board of Directors.

     SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if so designated, shall be the Chief Executive Officer of the Corporation, and shall have the powers and perform the duties incident to that position. Subject to the powers of the Board of Directors, he or she shall be in the general and active charge of the entire business and affairs of the Corporation, and shall be its chief policy making officer. He or she shall preside at all meetings of the Board of Directors and stockholders and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or provided in these by-laws. Whenever the Chief Executive Officer is unable to serve, by reason of sickness, absence or otherwise, the Chairman of the Board shall perform all duties and responsibilities and exercise all the powers of the Chief Executive Officer. If the Chairman of the Board has not been designated Chief Executive Officer, he shall have no other duties.

     SECTION 7. CHIEF EXECUTIVE OFFICER. The Board of Directors, at the time of election of officers or from time to time thereafter, may designate whether the Chairman of the Board, if one shall have been chosen, or the President shall be the Chief Executive Officer of the Corporation, or, if the office of Chief Executive Officer shall be independent from any other office. If a Chairman of the Board has not been chosen, or if one has been chosen but not designated Chief Executive Officer or, if a separate election to the office of Chief Executive Officer has not been made, then the President shall be the Chief Executive Officer of the Corporation. The Chief Executive Officer shall be the principal executive officer of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation, subject to the direction of the Board of Directors. He shall see that orders and resolutions of the Board of Directors are carried into effect. He shall have general powers of supervision and shall be the final arbiter of all differences between officers of the Corporation and his decision as to any matter affecting the Corporation shall be final and binding as between the officers of the Corporation, subject only to its Board of Directors.

     The Chief Executive Officer shall execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. If no President is elected or the office of the President is vacant, until such time as the position is

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filled, the Chief Executive Officer shall have the authority to sign in lieu of the President on any document, agreement, or certificate requiring the signature of the President of the Corporation. The Chief Executive Officer shall have such other powers and perform such other duties as may be prescribed by the Chairman of the Board or the Board of Directors, or as may be provided in these by-laws.

     SECTION 8. THE PRESIDENT. If the Chairman of the Board has not been designated Chief Executive Officer, the President shall have the duties of the Chief Executive Officer. In the absence of the Chairman of the Board or in the event of his inability to act, the President shall have all of the powers of, and be subject to all of the restrictions upon, the Chairman of the Board. The President shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or as may be provided in these by-laws.

     SECTION 9. CHIEF OPERATING OFFICER. If the Chairman of the Board has been designated Chief Executive Officer of the Corporation, the Board of Directors, at the time of election of officers or at any other time, may designate the President as the Chief Operating Officer. The Chief Operating Officer, if any, shall in general supervise and control all of the operational aspects of the business of the Corporation, subject to the direction of the Chief Executive Officer and the Board of Directors. The Chief Operating Officer shall be present at all meetings of the stockholders and of the Board of Directors and shall see that orders and resolutions of the Board of Directors are carried into effect. The Chief Operating Officer shall have such other powers and perform such other duties as may be prescribed by the Chairman of the Board, the Chief Executive Officer or the Board of Directors or as may be provided in these by-laws.

     SECTION 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer of the Corporation shall, under the direction of the Chief Executive Officer, be responsible for all financial and accounting matters and for the direction of the offices of Treasurer and controller. The Chief Financial Officer shall have such other powers and perform such other duties as may be prescribed by the Chairman of the Board, the Chief Executive Officer or the Board of Directors or as may be provided in these by-laws.

     SECTION 11. VICE-PRESIDENTS. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors or by the Chief Executive Officer, shall, in the absence or disability of the President, act with all of the powers and be subject to all the restrictions of the President. The Vice-Presidents shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer or these by-laws may, from time to time, prescribe.

     SECTION 12. THE SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall attend all meetings of the Board of Directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book or books to be kept for that purpose. Under the Chief Executive Officer's or the President's supervision, the Secretary shall give, or cause to be given, all notices required to be given by these by-laws or by law; shall have such powers and perform such duties as the Board of Directors, the Chief Executive Officer, the President or these by-laws may, from time to time, prescribe; and shall have custody

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of the corporate seal of the Corporation. The Secretary, or an Assistant
Secretary, shall have authority to affix the corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer, the President, or Secretary may, from time to time, prescribe.

     SECTION 13. THE TREASURER AND ASSISTANT TREASURER. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; shall deposit all monies and other valuable effects in the name and to the credit of the Corporation as may be ordered by the Board of Directors; shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the Chief Executive Officer, or the President and the Board of Directors, at its regular meeting or when the Board of Directors so requires, an account of the Corporation; shall have such powers and perform such duties as the Board of Directors, the Chief Executive Officer, the President or these by-laws may, from time to time, prescribe. If required by the Board of Directors, the Treasurer shall give the Corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurers shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer, the President or Treasurer may, from time to time, prescribe.

     SECTION 14. OTHER OFFICERS, ASSISTANT OFFICERS AND AGENTS. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these by-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors.

     SECTION 15. ABSENCE OR DISABILITY OF OFFICERS. In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the Board of Directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

                                    ARTICLE V

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                INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

     SECTION 1. NATURE OF INDEMNITY. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including, but not limited to, attorneys' fees actually and reasonably incurred by such person in connection with such proceeding and the removal of any liens affecting the property of such person) suffered or sustained by any of them by reason of any acts, omissions, or alleged acts or omissions arising out of any activity performed or not performed by, for, on behalf of, or otherwise in furtherance of the interests of the Corporation; provided, however, that, except as provided in
Section 2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article V shall be a contract right and, subject to this ARTICLE V hereof, shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     SECTION 2. PROCEDURE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS. Any indemnification of a director or officer of the Corporation under Section 1 of this Article V or advance of expenses under Section 5 of this Article V shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article V is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article V shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible

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under the General Corporation Law of the State of Delaware for the Corporation
to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     SECTION 3. ARTICLE NOT EXCLUSIVE. The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article V shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise

     SECTION 4. INSURANCE. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article V.

     SECTION 5.    EXPENSES. Expenses incurred by any person described in
Section 1 of this Article V in defending a proceeding shall be paid by the Corporation in advance of such proceeding's final disposition, unless otherwise determined by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     SECTION 6. EMPLOYEES AND AGENTS. Persons who are not covered by the foregoing provisions of this Article V and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another Corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

     SECTION 7. CONTRACT RIGHTS. The provisions of this Article V shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article V and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this
Article V or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

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     SECTION 8.    MERGER OR CONSOLIDATION. For purposes of this Article V,
references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article V with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

     SECTION 9. OTHER TERMS DEFINED. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

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                                   ARTICLE VI

                              CERTIFICATES OF STOCK

     SECTION 1. FORM. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by the Chairman of the Board, Chief Executive Officer, President or a Vice-President and the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares and the class owned by such holder in the Corporation. If such a certificate is countersigned (1) by a transfer agent or an assistant transfer agent other than the Corporation or its employee or (2) by a registrar, other than the Corporation or its employee, the signature of any such Chairman of the Board, Chief Executive Officer, President, Vice-President, Secretary, or Assistant Secretary may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation. All certificates for shares shall be consecutively numbered or otherwise identified. The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the Corporation. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by such holder's attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization, and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. In that event, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates, and record the transaction on its books. The Board of Directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the Corporation.

     SECTION 2. LOST CERTIFICATES. The Corporation may issue a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

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     SECTION 3.    REGISTERED STOCKHOLDERS. Prior to the surrender to the
Corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

     SECTION 4. SUBSCRIPTIONS FOR STOCK. Unless otherwise provided for in a subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

     SECTION 2. CHECKS, DRAFTS OR ORDERS. All checks, drafts, or other orders for the payment of money by or to the Corporation and all notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the Board of Directors or a duly authorized committee thereof.

     SECTION 3. CONTRACTS. The Board of Directors may authorize any officer or officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     SECTION 4. LOANS. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary,

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whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

     SECTION 5. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     SECTION 6. CORPORATE SEAL. The Board of Directors may provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 7. VOTING SECURITIES OWNED BY CORPORATION. Voting securities in any other Corporation held by the Corporation shall be voted by the Chairman of the Board, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

     SECTION 8. INSPECTION OF BOOKS AND RECORDS. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

     SECTION 9. RECORDS, AUDITS; AND REPORTS. The Corporation shall maintain records and accounts of the operations and expenditures of the Corporation. At a minimum the Corporation shall keep at its principal place of business the following records:

     (a) A current list of the full name and last known address of each stockholder and the date on which each became a stockholder;

     (b) A copy of the Certificate of Incorporation of the Corporation and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

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     (c)  Copies of the Corporation's Federal, state, and local income tax returns and reports, if any, for the three (3) most recent years;

     (d) Copies of the Corporation's currently effective written Agreement, and copies of any financial statements of the Corporation for the three most recent years;

     (e)  Minutes of every meeting; and

     (f) Any written consents obtained from stockholders for actions taken by stockholders without a meeting.

     SECTION 10. SECTION HEADINGS. Section headings in these by-laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

     SECTION 11. INCONSISTENT PROVISIONS. In the event that any provision of these by-laws is or becomes inconsistent with any provision of the Certificate of Incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these by-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

                                  ARTICLE VIII

                                   AMENDMENTS

     These by-laws may be amended, altered, or repealed and new by-laws adopted at any meeting of the Board of Directors by a majority vote. The fact that the power to adopt, amend, alter, or repeal the by-laws has been conferred upon the Board of Directors shall not divest the stockholders of the same powers.

                             [CONCLUSION OF BY-LAWS]

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                           KANBAY INTERNATIONAL, INC.

                         AMENDMENT NO. 1 TO THE BY-LAWS


ARTICLE II, SECTION 2. - SPECIAL MEETINGS.

     Pursuant to resolutions duly adopted on November 13, 2000 in a special meeting of the Board of Directors of the Corporation, ARTICLE II, SECTION 2 of the Corporation's By-Laws was deleted in its entirety and the following was substituted in lieu thereof:

          SECTION 2. SPECIAL MEETINGS. Special meetings of stockholders may be called for any purpose and may be held at such time and place, within or without the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Special meetings of stockholders may be called at any time by (a) the Board of Directors, (b) the Chief Executive Officer of the Corporation, (c) the President of the Corporation, (d) any Investor, as defined in the Second Amended and Restated Stockholders Agreement dated as of September 14, 2000, by and between the Corporation and certain of its stockholders, as the same may be from time to time amended, restated, or supplemented (the "Stockholders Agreement"), or (e) stockholders holding not less than one-quarter (1/4) of the votes of the common stock of the Corporation then issued and outstanding (assuming the conversion of any issued and outstanding preferred stock of the Corporation).

ARTICLE III, SECTION 6 - OTHER MEETINGS AND NOTICE.

     Pursuant to resolutions duly adopted on November 13, 2000 in a special meeting of the Board of Directors of the Corporation, ARTICLE III, SECTION 6 of the Corporation's By-Laws was deleted in its entirety and the following was substituted in lieu thereof:

                   SECTION 6. OTHER MEETINGS AND NOTICE. Regular meetings, other than the annual meeting, of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the Board of Directors. Special meetings of the Board of Directors may be called by any member of the Board of Directors or at the request of the Chief Executive Officer, the President or any Vice President on at least 24 hours notice to each director, either personally, by telephone, by mail, by telegram, by telex, or by facsimile, and shall be deemed to have been given when communicated by telephone, when deposited in the United States mail, when delivered to the telegraph company or transmitted by telex or facsimile, as the case may be.

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ARTICLE III, SECTION 7 - QUORUM, REQUIRED VOTE, AND ADJOURNMENT.

     Pursuant to resolutions duly adopted on November 13, 2000 in a special meeting of the Board of Directors of the Corporation, ARTICLE III, SECTION 7 of the Corporation's By-Laws was deleted in its entirety and the following was substituted in lieu thereof:

          SECTION 7. QUORUM, REQUIRED VOTE AND ADJOURNMENT. Two-thirds (2/3) of the total number of directors shall constitute a quorum for the purpose of transacting business, provided that the following directors are included:
     (a) to the extent that any member of the Board of Directors has been elected by the holders of Preferred Stock (an "Investor Director"), one such director, (b) to the extent that any member of the Board of Directors is a Morgan Stanley Director (as defined in the Stockholders Agreement), such director, and (c) to the extent that any member of the Board of Directors is a a Household Director (as defined in the Stockholders Agreement), such director. The vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the event of a tie in any vote of the Board of Directors, the President of the Corporation shall be entitled to determine the outcome of the vote. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

ARTICLE III, SECTION 9 - COMMITTEE RULES.

     Pursuant to resolutions duly adopted on November 13, 2000 in a special meeting of the Board of Directors of the Corporation, ARTICLE III, SECTION 7 of the Corporation's By-Laws was deleted in its entirety and the following was substituted in lieu thereof:

          SECTION 9. COMMITTEE RULES. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. A majority of the total number of members of each committee shall constitute a quorum for the purpose of transacting business before each such committee, provided that the following directors are included: (a) to the extent that any member of the committee is an Investor Director, one such director, (b) to the extent that any member of the committee is a Morgan Stanley Director, such director, and (c) to the extent that any member of the committee is a Household Director, such director.

                                        2